                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        Preformed Line Products Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                      LOGO

                        PREFORMED LINE PRODUCTS COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

To our shareholders:

     The 2004 annual meeting of shareholders of Preformed Line Products Company will be held at the offices of the Company, 660 Beta Drive, Mayfield Village, Ohio, on Monday, April 26, 2004, at 9:00 a.m., local time, for the following purposes:

     1. To fix the number of directors at eight with two classes composed of four members each;

     2. To elect one director for a term expiring in 2005;

     3. To elect four directors, each for a term expiring in 2006;

     4. To receive reports at the meeting. No action constituting approval or disapproval of the matters referred to in the reports is contemplated; and

     5. Any other matters that properly come before the meeting.

     Only shareholders of record at the close of business on March 15, 2004, are entitled to notice of and to vote at the meeting or any adjournment thereof. Shareholders are urged to complete, date and sign the enclosed proxy and return it in the enclosed envelope. The principal address of Preformed Line Products Company is 660 Beta Drive, Mayfield Village, Ohio 44143.

                                          By order of the Board of Directors,

                                          J. RICHARD HAMILTON,
                                          Secretary

Dated: March 26, 2004

                             YOUR VOTE IS IMPORTANT

               PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY

                        PREFORMED LINE PRODUCTS COMPANY

                                PROXY STATEMENT

                             ---------------------

     Our Board of Directors is sending you this proxy statement to ask for your vote as a Preformed Line Products Company shareholder on certain matters to be voted on at the annual meeting of shareholders. The annual meeting of shareholders will be held at 660 Beta Drive, Mayfield Village, Ohio, 44143, on Monday, April 26, 2004, at 9:00 a.m., local time. We are mailing this proxy statement and the accompanying notice and proxy to you on or about March 26, 2004.

     Annual Report. A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2003, is enclosed with this proxy statement.

     Solicitation of Proxies. Our Board of Directors is making this solicitation of proxies and we will pay the cost of the solicitation. In addition to solicitation of proxies by mail, our employees may solicit proxies by telephone, facsimile or electronic mail.

     Proxies; Revocation of Proxies. The shares represented by your proxy will be voted in accordance with the instructions as indicated on your proxy. In the absence of any such instructions, they will be voted for the proposal to fix the number of directors at eight and to elect the director nominees set forth under "Election of Directors." Your presence at the annual meeting of shareholders, without more, will not revoke your proxy. However, you may revoke your proxy at any time before it has been exercised by signing and delivering a later-dated proxy or by giving notice to us in writing at our address indicated on the attached Notice of Annual Meeting of Shareholders, or in open meeting.

     Voting Eligibility. Only shareholders of record at the close of business on the record date, March 15, 2004, are entitled to receive notice of the annual meeting of shareholders and to vote the common shares that they held on the record date at the meeting. On the record date, our voting securities outstanding consisted of 5,714,433 common shares, $2 par value, each of which is entitled to one vote at the meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the amount of the Company's Common Shares beneficially owned as of March 12, 2004 by (a) the Company's directors, (b) each other person known by the Company to own beneficially more than 5% of the outstanding Common Shares, (c) the Company's Chief Executive Officer and the other four most highly compensated executive officers named in the Summary Comparison Table, and (d) the Company's executive officers and directors as a group.

                                                                   NUMBER OF
                                                              SHARES BENEFICIALLY   PERCENT
NAME OF BENEFICIAL OWNER                                             OWNED          OF CLASS
------------------------                                      -------------------   --------
Barbara P. Ruhlman (1)......................................       1,537,430(2)       26.9%
Jon R. Ruhlman (1)..........................................         562,453(3)        9.8%
Thomas F. Peterson, Jr. ....................................         494,026           8.6%
  3060 Lander Road
  Pepper Pike, Ohio 44124
Robert G. Ruhlman (1).......................................         417,143(3)(4)     7.3%
Randall M. Ruhlman..........................................         226,266(5)        4.0%
KeyCorp (6).................................................         414,242           7.2%
John D. Drinko..............................................         555,178(7)        9.7%
  1900 East Ninth Street
  3200 National City Center
  Cleveland, Ohio 44114
Wilber C. Nordstrom.........................................             200             *
Frank B. Carr...............................................           6,000(8)          *
Eric R. Graef...............................................          10,450(3)          *
William H. Haag III.........................................          11,560(3)          *
R. Jon Barnes...............................................           1,500(3)          *
All Executive Officers and directors as a Group (13
  persons)..................................................       3,280,280          57.4%

---------------

*   Represents less than 1%.

(1) The mailing address for each of Barbara P. Ruhlman, Jon R. Ruhlman and Robert G. Ruhlman is 660 Beta Drive, Mayfield Village, Ohio 44143.

(2) Includes 112,776 shares held by The Thomas F. Peterson Foundation, of which Barbara P. Ruhlman is President and a Trustee.

(3) Includes the following number of shares that may be acquired pursuant to currently exercisable stock options for Jon R. Ruhlman, 10,000; Robert G. Ruhlman, 10,000; Eric R. Graef, 10,000; William H. Haag III, 9,350; and R. Jon Barnes, 1,500.

(4) Includes 151,975 shares held by the Preformed Line Products Company Profit Sharing Trust, and 60,000 shares held in trust for the benefit of Robert G. Ruhlman and his children (these 60,000 shares are also shown as being beneficially owned by Randall M. Ruhlman) and 14,768 shares owned by his wife or held by her as custodian or trustee.

(5) Includes 60,000 shares held in trust for the benefit of Randall M. Ruhlman and his children and for the benefit of Robert G. Ruhlman and his children (these 60,000 shares are also shown as being beneficially owned by Robert G. Ruhlman).

(6) The mailing address for KeyCorp is 127 Public Square, Cleveland, Ohio 44114.

(7) Includes 400,452 shares held in the Ethel B. Peterson Trust for which John
    D. Drinko acts as Trust Advisor and has voting control. Also includes 34,000 held in Mr. Drinko's Trust, 10,400 shares held in Mr. Drinko's IRA and 2,000 shares held by his wife.

(8) Includes 2,000 shares held in Mr. Carr's IRA.

                             ELECTION OF DIRECTORS

     In accordance with our current Code of Regulations, the number of directors is currently fixed at seven. The Company has classified its Board of Directors into two classes serving staggered terms. The Company will propose at the annual meeting of shareholders fixing the number of directors at eight, with two classes composed of four members each, both serving a staggered term. Four of our current seven directors, Messrs. John D. Drinko, Wilber C. Nordstrom, Jon R. Ruhlman and Randall M. Ruhlman, are serving a term that expires at this year's annual meeting of shareholders and have been nominated for re-election at the meeting. Three directors, Mrs. Barbara P. Ruhlman and Messrs. Robert G. Ruhlman and Frank B. Carr, are currently serving a term that expires in 2005. One person, John P. O'Brien, has been nominated by the Board for election to the Board for a term that expires in 2005. The election of Mr. O'Brien is conditioned upon the approval by the shareholders at the meeting of the proposal to fix the number of directors at eight. The Board of Directors proposes that the nominees described below, four of whom are currently serving as directors, be re-elected, and one new nominee be elected to the Board of Directors. At the annual meeting of shareholders, the shares represented by proxies, unless otherwise specified, will be voted for the proposal to fix the number of directors at eight and the election of the five nominees hereinafter named.

     The director nominees are identified in the following table. If for any reason any of the nominees is not a candidate when the election occurs (which is not expected), the Board of Directors expects that proxies will be voted for the election of a substitute nominee designated by management. The following information is furnished with respect to each person nominated for election as a director.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT EIGHT AND "FOR" THE FOLLOWING NOMINEES.

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                       EXPIRATION
                                                                           PERIOD       OF TERM
                                     PRINCIPAL OCCUPATION                OF SERVICE    FOR WHICH
NAME AND AGE                        AND BUSINESS EXPERIENCE             AS A DIRECTOR   PROPOSED
------------             ---------------------------------------------  -------------  ----------
                                                                          Nominated       2005
John P. O'Brien, 62....  Since 1990 Mr. O'Brien has been a Managing
                         Director of Inglewood Associates, Inc., a
                         private
                         investment and consulting firm.
                         Since March 1993, Mr. O'Brien has served as
                         the Chairman of the Board of Allied
                         Construction Products, Inc., a manufacturer
                         and distributor of hydraulic and pneumatic
                         demolition, compaction, and horizontal boring
                         tools and trench shoring devices. Mr. O'Brien
                         led an investor group that acquired Allied on
                         March 1, 1993.

                         From October 1995 until June 2000, Mr.
                         O'Brien served as Chairman of the Board and CEO of Jeffrey Mining Products L.P., a manufacturer and distributor of underground mining products.
                         Prior to April 1990, Mr. O'Brien was the
                         Southeast
                         Regional Managing Partner for Price
                         Waterhouse
                         resident in Atlanta, Georgia, and a member of the firm's Policy Board and Management
                         Committee.
                         Prior to May 1985, Mr. O'Brien was in charge of the Price Waterhouse-Cleveland client service team serving entrepreneurial and middle market clients in Northeast Ohio.

                         Mr. O'Brien currently serves as a director for the following companies and organizations: Allied Construction Products,
                         LLC.; JMP Partners, L.P. (formerly Jeffrey
                         Mining Products, L.P.); Century Aluminum
                         Corporation (NASDAQ); Oglebay Norton Company
                         (NASDAQ); Cleveland Sight Center and
                         MainStreet-Chagrin Falls (Chairman).

John D. Drinko, 82.....  Senior Partner - Baker & Hostetler LLP         1954 to date      2006

Wilber C. Nordstrom,
  85...................  Retired Executive with The Standard Products   1977 to date      2006
                         Company, Mr. Nordstrom was serving as
                         Executive Vice President when he retired in
                         1983.

Jon R. Ruhlman, 76.....  Chairman of the Company since 1975. Mr.        1956 to date      2006
                         Ruhlman served as the Company's CEO from 1975
                         until July 2000.

Randall M. Ruhlman,
  45...................  President of Ruhlman Motorsports (a racecar    1998 to date      2006
                         team) since 1987

Current directors whose terms will not expire at the annual meeting of shareholders.

                                                                           PERIOD
                                     PRINCIPAL OCCUPATION                OF SERVICE       TERM
NAME AND AGE                        AND BUSINESS EXPERIENCE             AS A DIRECTOR  EXPIRATION
------------             ---------------------------------------------  -------------  ----------

Robert G. Ruhlman,
  47...................  Chief Executive Officer since July 2000, Mr.   1992 to date      2005
                         Ruhlman served as President since 1995 (a
                         position he continues to hold).

Frank B. Carr, 76......  Private investor                               1975 to date      2005

Barbara P. Ruhlman,
  71...................  President of the Thomas F. Peterson            1988 to date      2005
                         Foundation since 1988

     The Board has determined that Messrs. Drinko, Nordstrom and Carr are independent under the NASDAQ's new corporate governance rules. In the opinion of the Board Mr. Drinko's affiliation with Baker & Hostetler LLP, a law firm that regularly provides legal services to the Company, does not interfere with Mr. Drinko's exercise of independent judgment in carrying out his duties as a director.

     Barbara P. Ruhlman and Jon R. Ruhlman are married and are the parents of Randall M. Ruhlman and Robert G. Ruhlman.

     Jon R. Ruhlman has been the Chairman of the Company since 1975. He served as Chief Executive Officer from 1975 until July 2000. Robert G. Ruhlman became Chief Executive Officer in July 2000. He had served as President since 1995 (a position he continues to hold). From 1983 to 1996, Mr. Carr was a Managing Director of McDonald & Company Securities, Inc., Cleveland, Ohio, an investment banking and brokerage firm, and a partner in its predecessor firm (McDonald & Company) since 1968.

     The Board of Directors has determined that the Company is a "controlled company" pursuant to the NASDAQ corporate governance rules. A controlled company includes a company in which more than 50% of the voting power is held by a group. The Board has determined that the Company is a controlled company because a group, which includes the Ruhlman family and certain members of management, controls more than 50% of the Company's Common Shares. A Schedule 13D has been filed with the Securities and Exchange Commission related to the control group of the Company. As a controlled company the Company is exempt from certain NASDAQ corporate governance rules, including the requirement that a majority of its Board be composed of independent directors and the rule that requires that nominees for election of director be selected (or recommended for selection) by a nominating committee composed of only independent directors or by a majority of the independent directors. Because the Company is a controlled company the Board believes that it is appropriate for the Board not to have a nominating committee. Rather, the entire Board participates in the consideration of director nominees. Mr. O'Brien was recommended as a director nominee by the Company's management. Similarly, as a controlled company and because of the historically small turnover of its members, it is the view of the Board that it is appropriate for the Board not to consider director candidates recommended by shareholders.

     Our Board of Directors has appointed an Audit Committee and a Salary Committee. The Board of Directors does not have a finance committee. The Audit Committee is presently comprised of Messrs. Carr (chairman), Drinko and Nordstrom, of whom Messrs. Carr and Nordstrom qualify as independent for audit committee purposes under the NASDAQ rules. If elected Mr. O'Brien will meet the criteria for director and audit committee independence and is expected to be appointed as a new member to the Audit Committee at the annual meeting of the directors, which immediately follows the annual meeting of shareholders. Mr. Drinko will not be reappointed to the Audit Committee. Therefore, the Company expects that its Audit Committee will be composed of three independent directors, as independence is determined under the NASDAQ rules for audit committees. The Audit Committee financial expert is Frank B. Carr. The Salary Committee is presently comprised of Messrs. Carr, Drinko (chairman) and Nordstrom.

     The Audit Committee of the Board of Directors engages the independent public accountants for our Company, reviews with the independent public accountants the plans and results of audit engagements, preapproves all professional services provided by the independent public accountants including audit and non-audit related services, reviews the independence of the independent public accountants, approves the range of audit and nonaudit fees, reviews the independent public accountants' management letters and our responses, reviews with management their conclusions about the effectiveness of the Company's disclosure controls and procedures, and reviews major accounting or reporting changes. Only the Audit Committee is authorized to approve professional services provided by the independent public accountants for audit and non-audit related services.

     The Salary Committee reviews employment, development, reassignment and compensation matters involving corporate officers and other executive level employees, including issues related to salary, bonus and incentive arrangements. The Salary Committee also administers our equity award (stock option) plan.

     In 2003, our Board of Directors held five meetings. In 2003, the Audit Committee held two formal and two informal (telephonic) meetings and the Salary Committee held one meeting. In 2003, each member of the Board of Directors attended at least 75% of the meetings of the Board of Directors and of the committees on which he or she serves.

     Directors' Compensation. Each director who is not an employee of the Company receives $3,300 per quarter for being a director, $1,540 for attending each meeting of the Board of Directors and each meeting of any committee. Directors who are also employees of ours are not paid any director's fee. We reimburse out-of-pocket expenses incurred by all directors in connection with attending Board of Directors and committee meetings.

SALARY (COMPENSATION) COMMITTEE REPORT

     The Company's executive compensation program is administered by the Salary Committee, which has responsibility for reviewing all aspects of the compensation program for the executive officers of the Company. The Committee is comprised of the three directors listed at the end of this report, none of whom is an employee of the Company.

     The Committee's primary objective with respect to executive compensation is to establish programs, which attract and retain key officers and managers and align their compensation with the Company's overall business strategies, values, and performance. To this end, the Committee has established and the Board of Directors has endorsed an executive compensation philosophy to compensate executive officers based on their responsibilities and the Company's overall annual and longer-term performance.

     The primary components of the Company's executive compensation program are
(a) base salaries, and (b) annual cash incentive opportunities, and (c) stock options. These components are discussed below.

     Base Salaries. Base salaries for each of the Company's executive officers are reviewed every 18 to 24 months by the Committee using as a guide one or more widely accepted salary evaluation systems, taking into account the size of the Company, expectations for the annual bonus plan described below and Company performance, and competitive, inflationary, and internal equity considerations. The Committee considers relevant trends in executive compensation practices, the Company's compensation practices for employees in general, the Company's financial performance and business condition, and recommendations of executive management on compensation of executive officers. The salary of Robert G. Ruhlman, Chief Executive Officer, was set by the Committee to be within a range that is competitive with the fixed salaries of chief executive officers of similar size companies with comparable profitability. The Chief Executive Officer's annual salary is $350,000, maintaining Mr. Ruhlman's salary to what the Committee believes is nearly the mid-level range of salaries at comparable companies.

     Annual Cash Incentives. All officers, including Robert R. Ruhlman, of the Company are eligible to receive annual cash bonus awards based on a set percentage of their base salary with a maximum bonus attainable equal to 50% of base salary. The percentage of base salary is determined on a sliding scale, based on the return on shareholders' equity. The bonus awards for all officers for the years 2001, 2002 and 2003 were 20%, 20% and 25%, respectively, of base salary.

     Stock Options. The Committee has awarded options to purchase 188,000 shares of the Company's Common Stock. While the Committee has had the opportunity to grant stock options for only four years, it believes that option grants are a valuable motivating tool and provide a long-term incentive to management. Share option grants reinforce long-term goals by providing the proper nexus between the interests of management and the interests of the Company's shareholders. All options were awarded to retain qualified personnel in positions of significant responsibility with the Company. No options were granted to employees who had been with the Company for less than two years and all options contained provisions for periodic vesting. Each named executive officer was granted an option to purchase 10,000 common shares in 2000, but none in 2001 and 2002. One new executive officer was granted options to purchase 10,000 common shares during 2003. All option grants had exercise prices at least equal to the fair market value of the Company's Common Shares on the date of the grant.

                                          Frank B. Carr
                                          John D. Drinko, Chairman
                                          Wilber C. Nordstrom

AUDIT COMMITTEE REPORT

     On February 18, 2004 the Board of Directors approved and adopted a new written charter for the Audit Committee and a copy of this charter is attached to this proxy statement as Appendix A. In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports and other financial information provided by the Company to any governmental body or the public. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. Our Audit Committee is comprised of three directors, who are not officers or employees of the Company. As addressed above two members, Messrs. Carr and Nordstrom, are "independent" under the current NASDAQ rules. The Board of Directors has nominated John P. O'Brien for election as a director at the annual meeting of the shareholders. Mr. O'Brien will also meet the criteria for director and audit committee independence and is expected to be appointed a new member to the Audit Committee. He also qualifies as an audit committee financial expert.

     In discharging its oversight responsibility as to the audit process, the Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2003, with the Company's management. The Audit Committee discussed the matters required to be discussed by SAS 61, as modified or supplemented, with the independent accountants. The Audit Committee also obtained a formal written statement from the independent accountants that described all relationships between the independent accountants and the Company that might bear on the accountant's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee," as amended or supplemented. The Audit Committee discussed with the independent accountants any relationships that might affect their objectivity and independence and satisfied itself as to the accountants' independence. The Audit Committee also considered whether the provision of non-audit services by PricewaterhouseCoopers LLP ("PwC") is compatible with maintaining PwC's independence. Management has the responsibility for the preparation of the Company's financial statements, and the independent accountants have the responsibility for the examination of those statements.

     Based on the above-referenced review and discussions with management and the independent accountants, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                          Frank B. Carr, Chairman
                                          John D. Drinko
                                          Wilber C. Nordstrom

                             EXECUTIVE COMPENSATION

     The table below describes the compensation earned for the last three fiscal years for our chief executive officer and the four other most highly compensated executive officers. We sometimes refer to the persons listed in the table below as our "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                  COMPENSATION AWARDS
                        ANNUAL COMPENSATION          OTHER       ----------------------
                     --------------------------      ANNUAL       SHARE     ALL OTHER
NAME AND                     SALARY     BONUS     COMPENSATION   OPTIONS   COMPENSATION
PRINCIPAL POSITION   YEAR     ($)       ($)(1)       ($)(2)         #      ($) (3) (4)
------------------   ----   --------   --------   ------------   -------   ------------
Robert G.
 Ruhlman...........  2003    $350,000   $ 87,500       --           --        $ 62,996
 President and.....  2002     325,000     65,000       --           --          58,362
 Chief Executive...  2001     300,000     60,000       --           --          59,775
 Officer

Jon R. Ruhlman.....  2003     500,000    125,000       --           --         167,227(5)
 Chairman of the...  2002     490,000     98,000       --           --         153,048
 Company...........  2001     480,000     96,000       --           --         137,525

Eric R. Graef......  2003     194,000     48,500       --           --          36,540
 Vice President--..  2002     187,000     37,400       --           --          35,181
 Finance...........  2001     180,000     36,000       --           --          37,873
 and Treasurer

William H. Haag III  2003     180,000     45,000       --           --          32,127
 Vice President--..  2002     165,000     33,000       --           --          29,371
 International.....  2001     150,000     30,000       --           --          29,645
 Operations

R. Jon Barnes......  2003     168,000     42,000       --           --          30,460
 Vice President--..  2002     162,000     32,400       --           --          29,304
 Sales and.........  2001     156,000     31,200       --           --          31,394
 Marketing

---------------

(1) The Bonus Plan for all named executive officers is discussed in the Salary (Compensation) Committee Report.

(2) No named executive officer received perquisites and other personal benefits above the threshold amounts specified in the regulations of the Securities and Exchange Commission.

(3) Reflects the Company's contributions to the Profit Sharing Plan in 2003 for Robert G. Ruhlman, $30,662; Jon R. Ruhlman, $31,467; Eric R. Graef, $30,144; William H. Haag III, $30,489; and R. Jon Barnes, $29,752. Also includes accruals to the related Supplemental Plan in 2003 for Robert G. Ruhlman, $30,425; Jon R. Ruhlman, $56,321; Eric R. Graef, $3,493; and William H. Haag III, $1,076.

(4) Reflects premiums paid for group term life insurance for 2003: Robert G. Ruhlman, $1,909; Jon R. Ruhlman, $9,839; Eric R. Graef, $2,903; William H. Haag III, $562; and R. Jon Barnes, $708.

(5) Also includes, for Jon R. Ruhlman, premiums paid on "split dollar" life insurance policies covering Mr. and Mrs. Ruhlman, which totaled $69,600 in 2003.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                           NUMBER OF            VALUE OF
                                                                          UNEXERCISED      UNEXERCISED IN-THE-
                                            SHARES                     OPTIONS AT FISCAL    MONEY OPTIONS AT
                                           ACQUIRED                        YEAR-END           YEAR-END ($)
                                              ON           VALUE         EXERCISABLE/         EXERCISABLE/
NAME                                     EXERCISE (#)   REALIZED ($)     UNEXERCISABLE        UNEXERCISABLE
----                                     ------------   ------------   -----------------   -------------------
Robert G. Ruhlman......................        --              --          10,000/0             142,020/0
Jon R. Ruhlman.........................        --              --          10,000/0             142,020/0
Eric R. Graef..........................        --              --          10,000/0             157,150/0
R. Jon Barnes..........................     8,500          84,049           1,500/0              23,573/0
William H. Haag III....................       650           7,732           9,350/0             146,935/0

COMPENSATION (SALARY) COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no Salary Committee interlocks. John D. Drinko, a member of the Salary Committee, is senior partner of Baker & Hostetler LLP, which firm acts as general outside legal counsel for the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Audit Committee has approved all related party transactions.

     The Company is a sponsor of Ruhlman Motorsports. Ruhlman Motorsports is owned by Randall M. Ruhlman, a director of the Company, and by his wife. The Company paid sponsorship fees of $658,000, annually, to Ruhlman Motorsports during 2001, 2002 and 2003. In addition, in 2001, 2002, and 2003 the Company's Canadian subsidiary, Preformed Line Products (Canada) Ltd., paid $0, $159,000, and $99,000, respectively, to Ruhlman Motorsports in sponsorship fees. This sponsorship provides the Company with a unique venue to entertain the Company's customers and to advertise on the racecar, which participates on the Trans-Am racing circuit. The Company believes that its sponsorship contract with Ruhlman Motorsports is as favorable to the Company as a similar contract with a similar independent third-party racing team would be. The Company and Preformed Line Products (Canada) Ltd. intend to continue to sponsor Ruhlman Motorsports in 2004. The Company further believes that the sponsorship has great marketing value because it entertains actual users of the Company's products, such as linemen and their supervisors, and thus provides a grassroots sales approach.

     Mr. John D. Drinko, one of the Company's directors, is a senior partner of Baker & Hostetler LLP, which acts as our general outside counsel. The Company expects that Baker & Hostetler will continue to provide legal services in that capacity in 2004.

     The Company paid fees of $158,254, $172,105, and $205,447 to
Liggett-Stashower, Inc. during 2001, 2002 and 2003, respectively. The brother of Jon R. Ruhlman, the Chairman and a director of the Company, is an officer of Liggett-Stashower. Liggett-Stashower is a Cleveland, Ohio-based advertising and public relations firm which assists the Company with its advertising and the publication of its annual report. The Company believes that the fees paid to Liggett-Stashower were substantially similar to the fees that would have been required to be paid to an unaffiliated third-party public relations firm for similar service. The Company has continued to contract for the services of Liggett-Stashower in 2004; however, the Chairman's brother has retired from Liggett-Stashower effective January 1, 2004.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return of a hypothetical investment in our common shares with the cumulative total return of hypothetical investments in the NASDAQ Market Index and the Media General Financial Services, Inc. -- Industry Group 627 (Industrial Electrical Equipment) Index based on the respective market price of each investment at December 31, 2000, June 30, 2001, December 31, 2001, June 30, 2002, December 31, 2002, June
30, 2003 and December 31, 2003 assuming in each case an initial investment of $100 on December 31, 2000, and reinvestment of dividends.


                                              PREFORMED LINE PRODUCTS CO.         MG GROUP INDEX            NASDAQ MARKET INDEX
                                              ---------------------------         --------------            -------------------
12/31/00                                                 100.00                      100.00                      100.00
6/30/01                                                  147.44                      101.10                       88.36
12/31/01                                                 146.93                       76.23                       79.98
6/30/02                                                  146.05                       77.50                       60.80
12/31/02                                                 134.64                       56.61                       55.69
6/30/03                                                  126.43                       60.25                       67.80
12/31/03                                                 261.83                       79.03                       83.90

------------------------------------------------------------------------------------------------------------------------
COMPANY/INDEX/MARKET         12/31/2000    6/30/2001    12/31/2001    6/30/2002    12/31/2002    6/30/2003    12/31/2003
------------------------------------------------------------------------------------------------------------------------
 Preformed Line Products
  Co.                          100.00        147.44       146.93        146.05       134.64        126.43       261.83
 MG Group Index                100.00        101.10        76.23         77.50        56.61         60.25        79.03
 NASDAQ Market Index           100.00         88.36        79.98         60.80        55.69         67.80        83.90

                 SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Proposals of shareholders intended to be presented, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act"), at our 2005 annual meeting of shareholders must be received by us at 660 Beta Drive, Mayfield Village, Ohio 44143, on or before November 27, 2004, for inclusion in our proxy statement and form of proxy relating to the 2005 annual meeting of shareholders. In order for a shareholder's proposal outside of Rule 14a-8 under the Exchange Act to be considered timely within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by us at the address listed in the immediately preceding sentence not later than February 12, 2005.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and executive officers, and owners of more than 10% of our common shares, to file with the Securities and Exchange Commission (the "SEC") and the NASDAQ initial reports of ownership and reports of changes in ownership of our Common Shares and other equity securities. Executive officers, directors and owners of more than 10% of the common shares are required by SEC regulations to furnish our Company with copies of all forms they file pursuant to Section 16(a).

     To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-10% beneficial owners were complied with.

                                 OTHER MATTERS

INDEPENDENT PUBLIC ACCOUNTANTS

     We have not selected our independent accountants for the current fiscal year. The Audit Committee of the Board of Directors will make this selection later in the year. Representatives of PwC, which served as our independent public accountants for the fiscal year ended December 31, 2003, are expected to be present at the annual meeting of shareholders, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed for professional services rendered by PwC for the audit of the Company's annual financial statements for the years ended December 31, 2002 and 2003, and for PwC's reviews of the financial statements included in the Company's Form 10-Q filed with the Securities and Exchange Commission were $420,000, and $435,000.

AUDIT-RELATED FEES

     The incremental fees billed for professional services rendered by PwC for audit-related services for the years ended December 31, 2002 and 2003, were $42,000, and $15,000. Fees included in 2002 were for services rendered for the audit of our employee benefit plan, work related to sales cutoff at a foreign subsidiary and the audit of our Italian office. Fees included in 2003 were for services rendered for the employee benefit plan audit.

TAX FEES

     The incremental fees billed for professional services rendered by PwC for tax-related services for the years ended December 31, 2002 and 2003, were $52,000, and $41,000. Fees included in 2002 were for tax services related to an Internal Revenue Service examination, loss strategies related to closing our data communications operations in Europe, VAT analysis related to our data communications location in Europe, and a transfer pricing analysis, capital allowance deduction analysis and group structuring for tax purposes related to our Australian subsidiary. Fees included in 2003 were for tax services related to the Internal Revenue Service examination, a transfer pricing analysis at our Mexico subsidiary, income tax return and other tax consulting for our Australian subsidiary and an income tax return for our Canadian subsidiary.

ALL OTHER FEES

     The incremental fees billed for professional services rendered by PwC for all other services for the years ended December 31, 2002 and 2003, were $0, and $2,000. The fees included in 2003 were for filing the Company's financial statements in Puerto Rico.

COMMUNICATION WITH THE BOARD OF DIRECTORS

     The Board of Directors of the Company believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, shareholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to:

J. Richard Hamilton        -or -   Frank B. Carr
Secretary                          Chairman, Audit Committee
Baker & Hostetler LLP              2005 Chestnut Hills
1900 East Ninth Street             Cleveland Heights, Ohio 44106
3200 National City Center
Cleveland, Ohio 44114

     The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual directors. The Secretary and Mr. Carr, as applicable, will make copies of all such letters and circulate them to the appropriate director or directors. The Directors are not spokespeople for the Company and shareholders should not expect a response or reply to any communication.

MISCELLANEOUS

     The Company expects its directors to attend the Company's annual meeting of shareholders. All of the directors attended last year's annual meeting of shareholders.

     If the enclosed proxy card is executed and returned to us, the persons named in it will vote the shares represented by that proxy at the meeting. The form of proxy permits specification of a vote for the proposal to fix the number of directors at eight and for the election of directors as set forth under "Election of Directors" above, the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees. When a choice has been specified in the proxy, the shares represented will be voted in accordance with that specification. If no specification is made, those shares will be voted at the meeting for the proposal to fix the number of directors at eight and to elect directors as set forth under "Election of Directors" above. Under Ohio law and our Amended and Restated Articles of Incorporation, broker non-votes and abstaining votes will not be counted in favor of or against the proposal to fix the number of directors at eight or any nominee but will be counted as "present" for purposes of determining whether a quorum has been achieved at the meeting. Director nominees who receive the greatest number of affirmative votes will be elected directors. All other matters to be considered at the meeting, including the proposal to fix the number of directors at eight, require for approval the favorable vote of a majority of the shares voted at the meeting in person or by proxy. If any other matter properly comes before the meeting, the persons named in the proxy will vote thereon in accordance with their judgment. We do not know of any other matter that will be presented for action at the meeting and we have not received any timely notice that any of our shareholders intend to present a proposal at the meeting.

                                          By order of the Board of Directors,

                                          J. Richard Hamilton,
                                          Secretary
Dated: March 26, 2004

                                                                      APPENDIX A

                        PREFORMED LINE PRODUCTS COMPANY
                            AUDIT COMMITTEE CHARTER

A. PURPOSES OF THE COMMITTEE

     The purposes of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Preformed Line Products Company (the "Company") are
(i) to assist the Board in overseeing (a) the integrity of the Company's financial statements, (b) the Company's accounting and financial reporting processes, including audits of the Company's financial statements, (c) the Company's compliance with legal and regulatory requirements, (d) the Company's independent auditor's qualifications and independence, and (e) the performance of the Company's independent auditors; and (ii) to prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

B. COMPOSITION OF THE COMMITTEE

     The Committee must be comprised of at least three directors, each of whom must be independent, as the term "independent" is defined for purposes of applicable federal securities laws, including Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act", the rules of the SEC, including Rule 10A-3 of the 1934 Act, and the listing standards of NASDAQ Stock Market, Inc. (the "NASDAQ") or other applicable listing standards.

     Each Committee member must meet the financial literacy and experience standards applicable to him or her under applicable law, SEC rules and NASDAQ or other listing standards. Unless the Board determines otherwise at least one member of the Committee must be an "audit committee financial expert" as defined by the SEC in Item 401(h) of Regulation S-K. Each Committee member must be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment.

     The members of the Committee will be appointed by and serve at the pleasure of the Board. The Board has the sole authority to remove Committee members and to fill vacancies on the Committee. The Board will appoint the chairperson.

C. MEETINGS AND PROCEDURE OF THE COMMITTEE

     1. Minimum Number of Meetings and Agendas. The Committee shall meet at least quarterly or more frequently as circumstances require. The chairperson will, in conjunction with appropriate members of the Committee and management, establish the meeting calendar and set the agenda for each meeting. All Committee members may suggest the inclusion of matters for the agenda.

     2. Special Meetings. The chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee.

     3. Subcommittees. The Committee may form subcommittees of not fewer than two members for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

     4. Attendance by Outsiders. The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee may request.

     5. Executive Session. The Committee may meet in executive session outside the presence of the Company's executive officers. The Committee shall meet in executive session at least once annually.

     6. Meeting Reports and Minutes. Following each of its meetings, the Committee shall report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting. The Committee shall keep written minutes of its meetings and deliver a copy of such minutes to the Company's corporate secretary for inclusion in the corporate records.

D. COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Committee has the following authority and responsibilities:

          1. Engagement of Independent Auditor; Approval of Services. The Committee has the sole authority to engage and, when appropriate, replace the Company's independent auditor. The Committee is directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Company. The Committee must preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Company's independent auditor shall report directly to the Committee. The Committee shall obtain from the independent auditor assurance that
     Section 10A(b) of the 1934 Act has not been implicated.

          2. Review and Discussion Items. The Committee shall review and discuss:

             a. with the independent auditor in advance of its audits, the overall scope and plans for the audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits; in this connection, the Committee shall discuss with management and the independent auditor, among other things, the Company's significant exposures (whether financial, operating or otherwise), and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies;

             b. with management and the independent auditor, the financial information to be included in the Company's Annual Report on Form 10- K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements, and any significant matters regarding internal controls over financial reporting that have come to the attention of management or the independent auditor; in this connection, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards, applicable law or listing standards, including matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, and shall determine whether to recommend to the Board that the audited financial statements be included in the Company's Form 10-K;

             c. with management and the independent auditor, the quarterly financial information to be included in the Company's Quarterly Reports on Form 10-Q, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any other matters required at the time of that discussion to be communicated to the Committee by the independent auditor under generally accepted auditing standards, applicable law or listing standards; in this connection, the Committee shall discuss the results of the independent auditor's review of the Company's quarterly financial information conducted in accordance with Statement on Auditing Standards No. 100;

             d. with the Chief Executive Officer and the Chief Financial Officer periodically (and at least quarterly), management's conclusions about the efficacy of the Company's disclosure controls and procedures, including any significant deficiencies in the design or operation of such controls and procedures or material weaknesses therein, and with management and the independent auditor annually, management's annual internal control report, including the auditor's attestation thereof, if any;

             e. with management, at least annually and at such other times as the Committee considers appropriate, the Company's earnings press releases, including the use of any "pro forma" or "adjusted" non-GAAP information, and the nature of financial information and earnings guidance provided to analysts and rating agencies;

             f. with the independent auditor, at least annually, any problems or difficulties the auditor has encountered in connection with the annual audit or otherwise, including any restrictions on the scope of its activities or access to required information, any disagreements with management regarding U.S. generally accepted accounting principles ("GAAP") or other matters, material adjustments to the financial statements recommended by the independent auditor, and adjustments that were proposed but "passed," regardless of materiality; in this connection, the Committee shall review with the independent auditor significant consultations on matters that are otherwise are required to be disclosed to the Committee made between the audit team and the independent auditor's national office, any management letter issued or proposed to be issued by the auditor and the Company's response to that letter;

             g. with management and the independent auditor, at least annually and at such other times as the Committee considers appropriate, (a) significant issues regarding accounting principles and financial statement presentations, including any significant change in the Company's selection or application of accounting principles, and significant issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, (c) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor, and (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements and other public disclosures;

             h. with the independent auditor, at least annually, the auditor's periodic reports regarding its independence;

             i. with the independent auditor, at least annually, the auditor's performance, including the Committee's evaluation of the auditor's lead partner; in conducting this review, the Committee shall consult with management and obtain and review a report by the independent auditor describing its internal quality-control procedures, material issues raised in its most recent internal quality-control review, or peer review (if applicable), or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting any independent audit carried out by the independent auditor, and the response of the independent auditor;

             j. with the General Counsel, other appropriate legal staff of the Company or its outside counsel, at least annually and at such other times as the Committee considers appropriate, material legal affairs of the Company and the Company's compliance with applicable law and listing standards; in this connection, the Committee shall discuss with management (and appropriate counsel) and the independent auditor any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company's financial statements, accounting or auditing matters or compliance with the Company's code of ethics or other standards of conduct;

             k. with management, annually, a summary of the Company's transactions with directors and officers of the Company and with firms that employ directors, and any other material related party transactions;

             l. with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies; and

             m. with the full board, annually, an evaluation of this Charter and of the Committee's performance under this Charter.

          3. Reports. The Committee shall report regularly to the full board with respect to the Company's financial statements, the Company's compliance with legal and regulatory requirements, the performance and independence of the Company's independent auditors, and the performance of the internal audit function, and shall report annually to the full board with respect to the Committee's evaluation of this

     Charter and the Committee's performance thereunder. The Committee shall prepare the reports required to be included in the Company's annual proxy statement with respect to financial and accounting matters and Committee actions, and such other reports with respect to those matters as are required by applicable law, applicable rules of the SEC or applicable NASDAQ or other listing standards.

          4. Hiring and Complaint Processing Policies and Procedures. The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters.

          5. Other Authority and Responsibilities; Limitation. The Committee will have such additional authority and responsibilities as may be granted to or imposed on audit committees from time to time by applicable law, SEC rules and NASDAQ or other listing standards, and shall discharge all of its authority and responsibilities in accordance with all applicable law, SEC rules and NASDAQ or other listing standards. The Committee may conduct or authorize the conduct of such investigations within the scope of its authority and responsibilities as it considers appropriate.

     The Committee will rely on the expertise, knowledge and experience of management and the independent auditor in carrying our the Committee's oversight responsibilities. In discharging its responsibilities, the Committee is not responsible for the planning or conduct of audits or for any determination that the Company's financial statements are complete and accurate or in accordance with GAAP and applicable rules and regulations. These matters are the responsibility of management. The independent auditor is responsible for planning and conducting audits to detect whether the financial statements present fairly in all material respects the financial position and results of operations of the Company.

          6. Access to Records. The Committee is entitled to full access to all books, records, facilities and personnel of the Company for the purpose of executing its authority and responsibilities.

          7. Related-Party Transactions. The Committee shall review and approve related-party transactions.

     E. EVALUATION OF THE COMMITTEE

     As referenced above, the Committee shall, on an annual basis, evaluate its performance and this Charter. The Committee shall deliver to the Board a report setting forth the results of its evaluation.

     F. OUTSIDE ADVISORS

     The Committee may retain, at the Company's expense, such independent counsel or other advisors (including accounting firms and experts) as it deems necessary or advisable for the full and faithful execution of its duties and responsibilities hereunder.

     G. ADOPTION

     This Charter supersedes and replaces the Company's Audit Committee Charter dated May 16, 2001. This Charter was approved and adopted by the Board on February 18, 2004.

--------------------------------------------------------------------------------
                        PREFORMED LINE PRODUCTS COMPANY
                                     PROXY

     The undersigned hereby appoints Jon R. Ruhlman, Wilber C. Nordstrom and J. Richard Hamilton, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of Preformed Line Products Company to be held at 660 Beta Drive, Mayfield Village, Ohio, on Monday, April 26, 2004, at 9:00 a.m., local time, or any adjournment thereof, and to vote the number of common shares of Preformed Line Products Company which the undersigned would be entitled to vote, and with all the power the undersigned would possess if personally present, as follows:

1. _________ FOR, or ________ AGAINST, or _______ ABSTAIN the proposal to fix the number of directors at eight (8), divided into two (2) classes of four (4) members.

2. _________ FOR, or ________ WITHHOLD AUTHORITY to vote for, the following nominee for election as director, to serve until the 2005 annual meeting of the shareholders and until his successor has been duly elected and qualified: John P. O'Brien.

3. _________ FOR (except as noted below), or ______ WITHHOLD AUTHORITY to vote for, the following nominees for election as directors, each to serve until the 2006 annual meeting of the shareholders and until his successor has been duly elected and qualified: John D. Drinko, Wilber C. Nordstrom, Jon R. Ruhlman and Randall M. Ruhlman.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

-------------------------------------------------------------------------------
                                             (To be signed on reverse side)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                             (Continued from other side)

4. On such other business as may properly come before the meeting.

     THE PROXIES WILL VOTE AS SPECIFIED ABOVE, OR IF A CHOICE IS NOT SPECIFIED, THEY WILL VOTE FOR THE PROPOSAL IDENTIFIED IN ITEM 1 AND FOR THE NOMINEES LISTED IN ITEMS 2 AND 3.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

     Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 26, 2004, is hereby acknowledged. Dated

                                              Dated ____________________, 2004

                                              ________________________________

                                              ________________________________

                                              ________________________________
                                                      Signature(s)

                                              (Please sign exactly as your
                                              name or names appear hereon,
                                              indicating, where proper,
                                              official position or
                                              representative capacity.)

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